Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases	Leases
We have operating leases for office space, customer centers and a fleet of dedicated vans. Our leases have remaining lease terms of 1 to 16 years, some of which include options to extend the leases for up to 5 years, and some of which include options to terminate the leases within 1 year.
As of December 31, 2024, our weighted-average discount rate and weighted-average remaining lease term were approximately 11% and 7 years, respectively. As of December 31, 2023, our weighted-average discount rate and weighted-average remaining lease term were approximately 9% and 8 years, respectively.
We had no finance leases as of any of the years presented. We had not entered into leases that had not yet commenced as of any of the years presented.
Supplemental cash flow information related to leases were as follows:

	Year ended December 31
	2024	2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating lease payments	$7,042	$6,068
As of December 31, 2024, the operating lease liabilities will mature over the following periods:

As of December 31, 2024
2025	$5,467
2026	4,239
2027	3,414
2028	2,466
2029	1,260
2030 and thereafter	4,933
Total remaining lease payments	$21,779
Less: Imputed interest	(5,512)
Total operating lease liabilities:	$16,267
Current operating lease liability	5,205
Non-current operating lease liability	$11,062
Operating lease costs were $9,991, $9,375 and $8,899 for the years ended December 31, 2024, 2023 and 2022, respectively.